UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 10, 2010

Commission File Number	000-31380

APPLIED MINERALS, INC.
(Exact name of registrant as specified in its charter)

New York	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Ste 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(800) 356-6463
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 10, 2010, Applied Minerals, Inc. (“the Company”) issued a press release announcing the holding of its 2010 Annual Shareholders’ Meeting on Thursday June 10, 2010 at 3 P.M. EDT at www.virtualshareholdermeeting.com/AMNL.

On June 10, 2010, as part of the Company’s 2010 Annual Shareholders’ Meeting, a business update presentation will be provided.  The presentation will also be available on the Company’s website, located at  www.appliedminerals.com, prior to the beginning of the meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 A press release is furnished and not filed

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS, INC.

Dated:	June 10, 2010	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
President and Chief Executive Officer